Exhibit 10.ii.z

SUPPLY AGREEMENT

FEED GRADE PHOSPHATES

MEXICO

DATE:	MAY 16, 2006

SELLER:	FERTILIZANTES MOSAIC S. de RL de CV
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BUYER:	NUTRIMENTOS AGROPECUARIOS PURINA S.A. DE C.V.
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PRODUCT:	BIOFOS

SPECIFICATIONS:	TYPICAL MOSAIC SPECIFICATIONS

MARKET:	MEXICO

PERIOD:	MARCH 2006 – FEBRUARY 2007

PRICING:	TO BE NEGOTIATED AT TIME OF PURCHASE

QUANTITY:	TO BE NEGOTIATED AT TIME OF PURCHASE

DELIVERY:	TO BE NEGOTIATED AT TIME OF PURCHASE

PAYMENT:	30 DAYS

TERMS:	MOSAIC TERMS AND CONDITIONS TO APPLY. (ATTACHED)

N.A.P.S.A.	MOSAIC MEXICO S. de RL de CV

By:	By:
Name:	Name:
Its:	Its: